Exhibit 10.19

PREPARED BY:

Jacqueline B. Kite-Powell

McKenna Long & Aldridge LLP

303 Peachtree St., Suite 5300

Atlanta, GA 30308

RECORDING REQUESTED BY AND AFTER RECORDING RETURN TO: PNC Bank, National Association 10851 Mastin Blvd., Suite 300 Overland Park, Kansas 66210 Attention: Harry J. Funk

Cross Reference Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of May 3, 2012, recorded with the Office of the Judge of Probate of Limestone County, Alabama, in Book 2012, Page 25066, and Assignment of Leases and Rents, dated as of May 3, 2012, recorded in Book 2012, Page 25097 aforesaid records.

NOTE TO RECORDER:  This Agreement evidences an assumption of indebtedness secured by the security instruments referenced above.  All Alabama recording privilege tax pursuant to Alabama Code Section 40-22-2 was paid at the time of recording such security instruments.  This Agreement does NOT evidence an extension in the maturity of the secured indebtedness or an increase in the amount of the secured indebtedness, and therefore, no additional Alabama recording privilege tax is due.

Loan Number 94-0960212

CONSENT AND ASSUMPTION AGREEMENT WITH LIMITED RELEASE

(Athens Eastside)

This CONSENT AND ASSUMPTION AGREEMENT WITH LIMITED RELEASE (this “Agreement”) is entered into as of March 16, 2015 by and among KRG ATHENS EASTSIDE, LLC, a Delaware limited liability company f/k/a INLAND DIVERSIFIED ATHENS EASTSIDE, L.L.C., a Delaware limited liability company, having an address at 30 South Meridian Street, Suite 1100, Indianapolis, IN 46204 ("Seller"), KITE REALTY GROUP, L.P., a Delaware limited partnership, having an address at 30 South Meridian Street, Suite 1100, Indianapolis, IN 46204 (“Existing Principal”), IREIT ATHENS EASTSIDE, L.L.C., a Delaware limited liability company (“Buyer”), with an address of 2901 Butterfield Road, Oak Brook, IL 60523, Attn: Chief Financial Officer, INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation (“Principal”), with an address of 2901 Butterfield Road, Oak Brook, IL 60523, Attn: Chief Financial Officer, and PNC BANK, NATIONAL ASSOCIATION (“Lender”), with an address of 10851 Mastin Boulevard, Suite 300, Overland Park, Kansas 66210, Re: Loan Number 94-0960212.

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RECITALS

A.               Seller is the owner of certain real property located in Limestone County, Alabama, together with the improvements located thereon, commonly known as Athens Eastside, which real property is more particularly described in Exhibit “A” attached hereto and incorporated herein by reference. Such real property, together with all improvements, fixtures and personal property located thereon, is collectively referred to as the “Property”.

B.               Lender is the owner and holder of certain documents (collectively, the “Loan Documents”) evidencing, securing and otherwise pertaining to a loan (the “Loan”) made by Lender to Seller, including, without limitation, the:

(i)	Promissory Note (the “Note”) dated May 3, 2012, in the original principal amount of $6,270,000.00 executed by Seller, as maker, in favor of Lender;
(ii)	Loan Agreement (the “Loan Agreement”) dated as of May 3, 2012 executed by Seller and Lender;
(iii)	Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of May 3, 2012 executed by Seller for the benefit of Lender filed for record in the real estate records in and for the County where the Property is located (the “Security Instrument”);
(iv)	Assignment of Leases and Rents dated as of May 3, 2012, executed by Seller in favor of Lender (the “Assignment of Leases”);
(v)	Environmental Indemnity Agreement dated as of May 3, 2012 executed by Borrower and Inland Diversified Real Estate Trust, Inc. (“Original Principal”) in favor of Lender (the “Original Environmental Indemnity”);
(vi)	Guaranty of Recourse Obligations of Borrower dated as of May 3, 2012 executed by Original Guarantor in favor of Lender (the “Original Guaranty”);
(vii)	Assignment of Management Agreement and Subordination of Management Fees dated as of May 3, 2012 executed by Borrower and Inland Diversified Real Estate Services LLC (“Original Manager”) and Lender (the “Original Manager Subordination”);
(viii)	Assignment of Agreements Affecting Real Estate dated as of May 3, 2012 executed by Seller and Lender (the “Assignment”);
(ix)	Certification of Form Lease dated as of May 3, 2012 executed by Seller in favor of Lender (“2012 Lease Certification Form”);
(x)	Certain UCC financing statements, having Seller, as debtor, and Lender, as secured party (collectively, the “Financing Statements”);
(xi)	Borrower Authorization Letter dated as of May 3, 2012 executed by Seller in favor of Lender (“Borrower Authorization”);
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(xii)	Consent to Transfer of Interests in Borrower dated as of July 1, 2014 executed by Seller, KRG Magellan, LLC, Existing Principal and Lender ("Consent to Transfer");
(xiii)	Existing Guarantor Release Agreement dated as of June 30, 2014 executed by Original Principal and Lender ("Original Guarantor Release");
(xiv)	Environmental Indemnity Agreement dated as of July 1, 2014 executed by Seller and Existing Principal in favor of Lender (the “Environmental Indemnity”);
(xv)	Guaranty of Recourse Obligations of Borrower dated as of July 1, 2014 executed by Existing Principal in favor of Lender (the “Guaranty”);
(xvi)	Assignment of Management Agreement and Subordination of Management Fees dated as of July 1, 2014 executed by Seller and KRG Management, LLC ("Existing Property Manager") and Lender (the “Manager Subordination”);
(xvii)	Certification of Form Lease dated as of July 1, 2014 executed by Seller in favor of Lender (“2014 Lease Certification Form”);
(xviii)	Consent to Borrower Name Change and Omnibus Amendment to Loan Documents dated as of August 28, 2014 executed by Seller, KRG Magellan, LLC, Existing Principal and Lender ("Consent to Transfer");

C.               The Loan Documents, other than (i) the Guaranty, (ii) the Original Guaranty, (iii) the Original Environmental Indemnity Agreement, (iv) the Environmental Indemnity Agreement, (v) the Original Manager Subordination, (vi) the Manager Subordination, and (vii) the Original Guaranty Release, are herein referred to as the “Assumed Loan Documents.” Capitalized terms used but not defined herein have the meaning given such terms in the Assumed Loan Documents and the New Loan Documents (as hereinafter defined) (it being understood and agreed that any capitalized term that may be defined in more than one of such documents shall have the broadest possible meaning; for example, the capitalized term “Event of Default” shall include all events, conditions and occurrences that are defined, or deemed to be included as or trigger, an “Event of Default” in any such document).

D.               Seller, certain affiliates of Seller and Principal are parties to that certain Purchase and Sale Agreement, dated as of September 16, 2014 (the “Purchase Agreement”), pursuant to which the Property is to be transferred to Buyer and Buyer is to assume the Loan (the “Transfer and Assumption”), and Seller and Buyer have requested that Lender consent to the Transfer and Assumption.

E.               Following the Transfer and Assumption, the Property will be managed by Inland National Real Estate Services, LLC, a Delaware limited liability company (“Property Manager”), pursuant to the management and leasing agreement between Buyer and Property Manager, dated on or about the date hereof (the “New Property Management Agreement”).

F.               Seller, Existing Principal, Buyer and Principal have requested that Lender consent to the Transfer and Assumption and the change in property manager from Existing Manager to Property Manager pursuant to the New Property Management Agreement (collectively, the “Transactions”) and, subject to the terms and conditions of this Agreement, Lender has agreed to consent to the Transactions.

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AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1.                CONSENT TO TRANSACTIONS. Subject to satisfaction of all of the conditions contained herein, Lender consents to the Transactions. This consent is strictly limited to the Transactions described in this Agreement. This Agreement shall not constitute a waiver or modification of any requirement of obtaining Lender’s consent to any future transfer of the Property or any portion thereof or interest therein, any transfer of any direct or indirect interest in Buyer or future change in property management or in the property management agreement, in each case to the extent required by the Loan Agreement, nor shall it constitute a modification of the terms, provisions, or requirements in the Loan Documents in any respect except as expressly provided herein. Buyer specifically acknowledges that any subsequent transfer of the Property, any portion thereof or interest therein, or any direct or indirect interest in Buyer, change in property management or any property management agreement in violation of the Assumed Loan Documents (as expressly modified hereby) or the New Loan Documents shall be an Event of Default thereunder. Seller and Existing Principal hereby ratify the Loan Documents, as modified by this Agreement, and acknowledge and agree that, except as expressly modified in this Agreement, such Loan Documents remain unmodified and are in full force and effect. Buyer and Principal hereby ratify the Assumed Loan Documents, as modified by this Agreement, and acknowledge and agree that, except as expressly modified in this Agreement, such Assumed Loan Documents remain unmodified and are in full force and effect.

2.                LOAN INFORMATION. The parties hereto agree that as of the date hereof:

(a)	The outstanding principal balance of the Note is $6,270,000.00.
(b)	The interest rate on the Loan is a fixed rate of 4.60% per annum.
(c)	The Maturity Date of the Loan is June 1, 2022.
(d)	Interest only at the interest rate set forth in subsection (b) above is due and payable in arrears on each Payment Date (as defined in the Loan Agreement) until but not including the Payment Date occurring in July, 2017; on the Payment Date occurring in July, 2017 and on each Payment Date thereafter, principal and interest in the amount equal to $32,142.80 is due and payable.
(e)	All required payments due through March 1, 2015 under the Loan Documents have been paid.
(f)	Lender is the current owner and holder of the Loan Documents.

3.                CONDITIONS. In addition to any other conditions set forth herein or required by Lender, the following are conditions precedent that must be satisfied prior to the closing of the Transactions (the “Closing”):

(a)	The execution, acknowledgment and delivery of this Agreement by all of the parties (with the recordation of this Agreement in the Recording Office immediately following Closing).
(b)	Intentionally Omitted.
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(c)	Buyer’s delivery to Lender of satisfactory evidence that all insurance over the Property required by the Assumed Loan Documents (the “Required Insurance”) is in full force and effect as of the Closing, with all required premiums paid, and contains a mortgagee’s clause (the “Mortgagee’s Clause”) satisfactory to Lender in favor of PNC BANK, NATIONAL ASSOCIATION, and its successors and/or assigns, 10851 Mastin Blvd., Suite 300, Overland Park, Kansas 66210; re: Loan Number 94-0960212.
(d)	Lender’s receipt of a satisfactory Title Endorsement (as hereinafter defined) or a satisfactory New Title Policy (as hereinafter defined), or an irrevocable commitment by the applicable title company to issue such Title Endorsement or New Title Policy, as applicable.
(e)	The full release and reconveyance of any liens or monetary encumbrances against the Property (other than the liens in favor of Lender created pursuant to the Loan Documents and the liens for real property taxes and/or assessments for 2014 and subsequent years not yet due and payable).
(f)	Buyer’s and Seller’s execution and delivery to Lender of the Settlement Statement (hereinafter defined) and Lender’s receipt of all of the Required Payments (hereinafter defined).
(g)	Lender’s receipt of the following legal opinions from counsel for Buyer and Principal, each in form and substance satisfactory to Lender:
(i)	organization, authority and enforceability (and such other matters as Lender may reasonably require); and
(ii)	Delaware non-dissolution.
(h)	Lender’s receipt of an IRS W9 form from Buyer and Seller.
(i)	Execution by Buyer and Principal and delivery to Lender of a new environmental indemnity agreement (the “New Environmental Indemnity”) in form and substance satisfactory to Lender.
(j)	Execution by Principal and delivery to Lender of a new guaranty of recourse obligations of borrower (the “New Guaranty”) in form and substance satisfactory to Lender.
(k)	Execution by Buyer and Property Manager and delivery to Lender of a new assignment and subordination of management agreement (the “New Subordination of Management Agreement”) in form and substance satisfactory to Lender.
(l)	Execution by Buyer and Property Manager and delivery to Lender of the New Property Management Agreement in form and substance satisfactory to Lender.
(m)	Execution by Seller and delivery to Lender of a termination of the property management agreement entered into by Seller and Existing Manager.
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In addition, immediately following the closing of the Transactions, Lender shall require the recordation or filing, as applicable, of one or more new financing statements, naming Buyer, as debtor, and Lender, as secured party, as required by Lender and one or more amendments of the financing statements recorded in the Recording Office and any other existing financing statements as required by Lender.

4.                FEES, PAYMENTS AND EXPENSES. Buyer and/or Seller covenant and agree to pay to Lender at Closing the following (the “Required Payments”):

(a)	$62,700.00, which represents an assumption fee for Lender’s consent to the Transfer and Assumption.
(b)	$24,836.17, which represents the required monthly interest installment payment due on April 1, 2015.
(c)	$5,000.00, which represents an application fee.

The Required Payments and any other fees and adjustments due and owing under the Loan Documents or in connection with the Transactions shall be paid in accordance with Lender’s settlement charges statement (the “Settlement Statement”) delivered at Closing for signature by Buyer and Seller. In addition, at Closing, Buyer and/or Seller shall pay all of Lender’s reasonable attorneys’ fees incurred in connection with this Agreement or the Transactions in the amount set forth on the Settlement Statement, which amount shall be deemed a Required Payment pursuant to the terms of this Agreement.

5.                TITLE ENDORSEMENTS/NEW TITLE POLICY. At Closing, Buyer shall (a) cause Chicago Title Insurance Company to issue such endorsements to Lender’s mortgagee’s title insurance policy (Policy No. 21122404) in such form as Lender may require (“Title Endorsement”), including showing that Buyer is the owner of the Property, showing Lender as the insured under such title policy, changing the effective date and time of such title policy to the date and time of the recordation of this Agreement, and showing that the Security Instrument, as affected by this Agreement, is in a first lien position, and (b) pay the cost of the Title Endorsement, any escrow, filing or recording fees applicable to the Transfer and Assumption, and any other costs and expenses incurred in connection with this Agreement or the Transfer and Assumption, including, without limitation, attorneys’ fees and expenses. As an alternative to Buyer’s providing a Title Endorsement to Lender’s existing mortgagee’s title insurance policy, Buyer may provide at Closing to Lender a new mortgagee’s policy of title insurance (“New Title Policy”) providing the same title insurance coverage as provided in Lender’s existing mortgagee’s title insurance policy including the endorsements thereto with such changes as would be required by the Title Endorsement, including showing that Buyer is the owner of the Property, showing Lender as the insured under the New Title Policy, providing that the effective date and time of the New Title Policy is the date and time of the recordation of this Agreement, and showing that the Security Instrument as affected by this Agreement, is in a first lien position subject to no exceptions other than those set forth in Lender’s existing title policy, which New Title Policy and endorsements thereto, and the title company issuing the same, must be satisfactory to Lender in its sole and absolute discretion.

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6.                BUYER’S ASSUMPTION OF LOAN; FINANCING STATEMENTS. Buyer hereby expressly assumes the obligation to pay the unpaid balance due and owing on the Loan, all interest thereon as provided in the Note and all other obligations under the Assumed Loan Documents, as modified hereby, with the same force and effect as if Buyer had been specifically named therein as the original maker, borrower, assignor or grantor, as applicable. Without limiting the generality of the foregoing, Buyer expressly assumes the obligation to pay all loan installments as they become due and to observe all obligations of the Assumed Loan Documents, as modified by this Agreement, subject in all cases to the provisions of Section 11.3 of the Loan Agreement. Buyer’s assumption of the foregoing obligations (a) is absolute, unconditional and is not subject to any defenses, waivers, claims or offsets, and (b) shall not be affected or impaired by any agreement, condition, statement or representation of any person or entity other than Lender. Buyer expressly agrees that it has read, approved and will comply with and be bound by all of the terms, conditions, and provisions contained in the Assumed Loan Documents, as modified by this Agreement.

Buyer and Principal hereby represent and warrant that, to the best of their knowledge, all information provided to Lender by Buyer or by Principal, or any of their respective employees, officers, directors, partners, members, managers or representatives, in connection with or relating to (i) this Agreement or the transactions contemplated hereby or (ii) the Property contains no untrue statement of material fact and does not omit a material fact necessary in order to make such information not misleading, and the provision of any such information by Lender to any rating agency is expressly consented to by Buyer and Principal and will not infringe upon or violate any intellectual property rights of any party. Buyer and Principal, by their execution of this Agreement, jointly and severally, agree to reimburse, defend, indemnify and hold Lender, its officers, agents, loan servicers and employees harmless from and against any and all liabilities, judgments, costs, claims, damages, penalties, expenses, losses or charges (including, but not limited to, all legal fees and court costs), which may now or in the future be undertaken, suffered, paid, awarded, assessed or otherwise incurred as a result of or arising out of any breach or inaccuracy of the foregoing representations and warranties or any fraudulent or tortious conduct of Buyer or Principal in connection with this Agreement or the transactions contemplated hereby, or the Property, including the misrepresentation of financial data presented to Lender.

Buyer hereby authorizes Lender to file in each jurisdiction that Lender deems necessary or desirable one or more new financing statements, and/or amendments to existing financing statements, covering fixtures and personal property collateral included in the Property and covered by the security agreement contained in the Assumed Loan Documents, without signature of Buyer where permitted by law, in order to perfect the security interests in all or any portion of the property granted by Buyer in connection with the Transfer and Assumption. Furthermore, such financing statements may (to the extent consistent with the scope of the grant contained in the Assumed Loan Documents) indicate or describe the Collateral (as hereinafter defined) in any manner Lender, in its discretion, chooses, including, without limitation, describing such Collateral as “all assets of debtor, whether now owned or hereafter acquired” or “all personal property of debtor, whether now owned or hereafter acquired.” Buyer acknowledges and agrees that Lender continues to have a security interest in all fixtures, personal property and other property described in the Assumed Loan Documents (the “Collateral”) transferred to Buyer by Seller and further acknowledges and agrees that Lender shall continue to have a security interest (and is hereby granted a security interest) in all Collateral, whether such Collateral is now owned by Buyer or is hereafter acquired by Buyer.

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7.                NO REPRESENTATIONS OF LENDER. The parties hereto agree that (a) Lender has made no representations or warranties, either express or implied to any other party hereto regarding the Property and has no responsibility whatsoever with respect to the Property, including, without limitation, its value, its condition, or its use, occupancy or status, and (b) no claims relating to the Property, its value, its condition, or its use, occupancy or status, will be asserted against Lender or its agents, employees, professional consultants, affiliated entities, successors or assigns, either affirmatively or as a defense unless such claims result from the gross negligence or willful misconduct of Lender or its agents, employees or affiliated entities. Lender hereby represents and warrants as follows: (i) as of the date hereof, no Event of Default has been declared by Lender, under any of the Loan Documents with respect to the Loan and (ii) as of the date hereof, Lender has not delivered a written notice of default to Seller or Existing Principal. All parties hereto further acknowledge that the Lender’s representation in this Section 7 shall not in any way constitute a waiver of any default that may exist or a defense or give rise to any defense or right of offset, abatement, modification or rescission as between Lender and Buyer and/or Principal.

8.                SELLER’S AND EXISTING PRINCIPAL’S REPRESENTATIONS, WARRANTIES AND COVENANTS. Seller and Existing Principal hereby represent, warrant, and covenant to Lender that:

(a)	Seller is the owner of the Property and Seller and Existing Principal are duly authorized to execute, deliver and perform their respective obligations under this Agreement.
(b)	Any court or third-party consents and/or approvals necessary for Seller and/or Existing Principal to enter into, and perform their respective obligations under, this Agreement have been obtained and are in full force and effect.
(c)	The entities and/or persons executing this Agreement on behalf of Seller or Existing Principal, as applicable, are duly authorized to execute and deliver this Agreement.
(d)	This Agreement and the Loan Documents are in full force and effect and the transactions contemplated therein constitute legal, valid and binding obligations of Seller and/or Existing Principal, as applicable, enforceable against Seller and/or Existing Principal, as applicable, in accordance with their respective terms, except as may be limited by (i) bankruptcy, insolvency or other similar rights affecting the rights of creditors generally and (ii) general principles of equity (regardless of whether considered in a proceeding in equity or at law), and have not been modified either orally or in writing.
(e)	Lender has not waived any requirements of the Loan Documents nor any of Lender’s rights thereunder.
(f)	To Seller's and Existing Principal's knowledge, there is no existing Default or Event of Default.
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(g)	To the best of their knowledge, all information provided to Lender by Seller or by Existing Principal, or any of their respective employees, officers, directors, partners, members, managers or representatives, in connection with or relating to this Agreement or the transactions contemplated hereby (including, without limitation, any information relating to the Property delivered to Lender in connection with the transactions contemplated hereby) contains no untrue statement of material fact and does not omit a material fact necessary in order to make such information not misleading, and the provision of any such information by Lender to any rating agency is expressly consented to by Seller and Existing Principal and will not infringe upon or violate any intellectual property rights of any party. Seller and Existing Principal, by their execution of this Agreement, agree, jointly and severally, to reimburse, indemnify and hold Lender, its officers, agents, loan servicers and employees harmless from and against any and all liabilities, judgments, costs, claims, damages, penalties, expenses, losses or charges (including, but not limited to, all reasonable legal fees and court costs), which may now or in the future be undertaken, suffered, paid, awarded, assessed or otherwise incurred as a result of or arising out of any breach or inaccuracy of the foregoing representations and warranties or any fraudulent or tortious conduct of Seller or Existing Principal in connection with this Agreement or the transactions contemplated hereby, or the Property, including, without limitation, the intentional misrepresentation of financial data pertaining to the Property presented to Lender by Seller. Existing Principal, by its execution of this Agreement, agrees to reimburse, indemnify and hold Lender, its officers, agents, loan servicers (including, without limitation, Servicer) and employees harmless from and against any and all liabilities, judgments, costs, claims, damages, penalties, expenses, losses or charges (including, but not limited to, all reasonable legal fees and court costs), which may now or in the future be actually undertaken, suffered, paid, awarded, assessed or otherwise incurred as a result of or arising out of any breach or inaccuracy of any of the foregoing representations and warranties by, or as it relates to, Existing Principal or any fraudulent conduct by Existing Principal in connection with this Agreement or the transactions contemplated hereby, including the intentional misrepresentation of financial data pertaining to the Property presented to Lender by Existing Principal or Seller that is owned and/or controlled by Existing Principal.
(h)	All taxes and assessments applicable to the Property that are due and payable as of the Closing have been or will be paid as of the Closing.
(i)	As of the date of this Agreement, neither Seller nor Existing Principal is subject to any judgment, order, writ, injunction or consent decree the adverse determination of which would have a material adverse effect on the Transactions or any of the other transactions contemplated by the Purchase Agreement, the Loan Documents or this Agreement. As of the date of this Agreement, there are no actions, suits or proceedings pending or, to its knowledge, threatened (i) against Seller or Existing Principal or against or involving material adverse claims against a substantial part of any of their respective assets the adverse determination of which would have a material adverse effect on the Transactions or any of the other transactions contemplated by the Purchase Agreement, the Loan Documents or this Agreement, (ii) against or involving the Property (including, without limitation, any condemnation proceeding), or (iii) which relate to or would adversely affect the Transactions or any of the other transactions contemplated by the Purchase Agreement, the Loan Documents or this Agreement.
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(j)	Seller’s and Existing Principal’s execution and delivery of, and performance of its respective obligations under, this Agreement will not violate, conflict with or result in a default under (i) any of its organizational documents, (ii) any law, rule, regulation, order, decree or judgment applicable to or binding upon Seller, Existing Principal or the Property, or (iii) any agreement or other instrument to which Seller or Existing Principal is a party or by which the Property is or may be bound or affected.
(k)	Neither Seller nor Existing Principal has any intention to do any of the following prior to the Closing or within the 180 days following the Closing: (i) seek entry of any order for relief as debtor in a proceeding under the Code (as hereinafter defined), (ii) seek consent to or not contest the appointment of a receiver or trustee for itself or for all or any part of its property, (iii) file a petition seeking relief under any bankruptcy, arrangement, reorganization or other debtor relief laws, or (iv) make a general assignment for the benefit of its creditors.
(l)	Upon consummation of the Transfer and Assumption, Seller shall have no further interest in any escrow accounts held by Lender.
(m)	To Seller's and Existing Principal's knowledge, as of the date of this Agreement, neither Seller nor Existing Principal has any setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents or the transactions contemplated hereby or thereby, the administration or funding of the Loan or with respect to any acts or omissions of Lender, any predecessor holder of the Loan or any servicer of the Loan or any past or present officers, agents or employees of Lender, any predecessor holder of the Loan (including, without limitation, or any servicer of the Loan. As of the date of this Agreement, neither Seller nor Existing Principal has any defenses of any kind or nature whatsoever with respect to its respective obligations under the Loan Documents or this Agreement.
(n)	All representations and warranties referred to herein and in the Loan Documents shall be true as of the date of this Agreement and the Closing and shall survive the Closing.

(i)               Lender is entitled to rely, and has relied, upon these representations, warranties and covenants in the execution and delivery of this Agreement and all other documents and instruments executed and delivered by Lender in connection with this Agreement.

9.                BUYER’S AND PRINCIPAL’S REPRESENTATIONS, WARRANTIES AND COVENANTS. Buyer and Principal hereby represent, warrant, and covenant to Lender that:

(a)	Buyer was duly formed and is: (i) validly existing, in good standing, and qualified to do business in the state of its organization; (ii) in good standing and authorized to do business in the state in which the Property is located; and (iii) a special purpose and single asset entity, which holds no material assets other than the Property, has no material debt other than the Loan (except for trade payables or accrued expenses in the ordinary course of business) and is engaged in no other business other than owning and operating the Property.
(b)	Buyer and Principal are duly authorized to execute and deliver, and perform their respective obligations under, this Agreement and the other New Loan Documents to which they are a party.
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(c)	Any court or third-party consents and/or approvals necessary for Buyer and/or Principal to enter into this Agreement and the other New Loan Documents to which it is a party, and to perform its respective obligations thereunder and under the Assumed Loan Documents, have been obtained and are in full force and effect.
(d)	The entities and/or persons executing this Agreement and the other New Loan Documents to which Buyer and/or Principal are a party on behalf of Buyer and/or Principal, as applicable, are duly authorized to execute and deliver this Agreement and such other New Loan Documents.
(e)	This Agreement, the other New Loan Documents to which Buyer and/or Principal are a party, and the Assumed Loan Documents are in full force and effect and the transactions contemplated herein and therein constitute legal, valid and binding obligations of Buyer and/or Principal, as applicable, enforceable against Buyer and/or Principal, as applicable, in accordance with their respective terms, except as may be limited by (i) bankruptcy, insolvency or other similar rights of creditors generally and (ii) general principles of equity (regardless of whether considered in a proceeding in equity or at law) and have not been modified either orally or in writing, except as expressly set forth herein.
(f)	To Buyer's and Principal's knowledge, there is no existing Default or Event of Default.
(g)	All taxes and assessments applicable to the Property that are due and payable as of the Closing have been paid.
(h)	As of the date of this Agreement, neither Buyer nor Principal is subject to any judgment, order, writ, injunction or consent decree the adverse determination of which would have a material adverse effect on the Loan, the Property, Buyer or Principal. As fo the date of this Agreement, there are no actions, suits or proceedings pending or threatened in writing (i) against Buyer or Principal or the Property, the adverse determination of which would have a material adverse effect on the Loan, the Property, Buyer or Principal; (ii) against or involving the Property (including, without limitation, any condemnation proceeding), or (iii) which relate to or may affect the Transactions or any of the transactions contemplated by the Purchase Agreement, this Agreement, the other New Loan Documents or the Assumed Loan Documents.
(i)	The assumption of the Loan by Buyer, Buyer’s and Principal’s execution and delivery of this Agreement and the other New Loan Documents to which it is a party and the performance of their respective obligations thereunder and under the Assumed Loan Documents will not violate, conflict with or result in a default under (i) any of its organizational documents, (ii) any law, rule or regulation applicable to Buyer or Principal, or (iii) any order, decree, judgment, agreement or other instrument to which Buyer or Principal is a party or by which Buyer, Principal or the Property is or may be bound or affected.
(j)	There is no bankruptcy, receivership or insolvency proceeding pending or threatened in writing against Buyer or Principal.
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(k)	Neither Buyer nor Principal has any intention to do any of the following prior to the Closing or within the 180 days following the Closing: (i) seek entry of any order for relief as debtor in a proceeding under the Code (hereinafter defined), (ii) seek consent to or not contest the appointment of a receiver or trustee for itself or for all or any part of its property, (iii) file a petition seeking relief under any bankruptcy, arrangement, reorganization or other debtor relief laws, or (iv) make a general assignment for the benefit of its creditors.
(l)	All of the Required Insurance is in full force and effect, with all required premiums paid and contains the required Mortgagee’s Clause.
(m)	Buyer shall not, and Principal shall not direct, permit or cause Buyer to, take any action under the operating agreement or other organizational document of Buyer without the prior written consent of Lender to the extent any such operating agreement or other organizational document requires the written consent of Lender in order to take any such action, and neither Buyer nor Principal shall permit there to be in effect any amendment or modification to, or elimination of, any requirement contained in the operating agreement or other organizational document of Buyer that the written consent of Lender be obtained without first obtaining the written consent of Lender and any such amendment, modification or elimination of such requirement absent the prior written consent of Lender shall be void ab initio.
(n)	The organizational structure of Buyer is accurately described on Exhibit “B” attached hereto and by this reference made a part hereof.
(o)	Neither Buyer nor Principal has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to this Agreement, the other New Loan Documents, the Assumed Loan Documents or the transactions contemplated hereby or thereby, the administration or funding of the Loan or with respect to any acts or omissions of Lender, any predecessor holder of the Loan (including, without limitation, any servicer of the Loan or any past or present officers, agents or employees of Lender, any predecessor holder of the Loan (including, without limitation, or any servicer of the Loan.
(p)	All representations and warranties referred to herein shall be true as of the date of this Agreement and the Closing and shall survive the Closing.

Lender is entitled to rely, and has relied, upon these representations, warranties and covenants in the execution and delivery of this Agreement and all other documents and instruments executed and delivered by Lender in connection with this Agreement.

10.             LIMITED RELEASE OF SELLER AND EXISTING PRINCIPAL. Lender hereby releases Seller and Existing Principal from all liability and obligations under the Loan Documents first arising from and after the Closing, including, but not limited to, repayment of the Loan, but excepting, without limitation, the following obligations under the Loan Documents: (i) any environmental or other damage to the Property occurring prior to the Closing, (ii) any liability related to or arising from Seller’s or Existing Principal’s acts or omissions occurring prior to the Closing, and (iii) any liability related to or arising from fraudulent or tortious conduct by Seller or Existing Principal, including intentional misrepresentation by any Seller or Existing Principal of financial data presented to Lender. In all cases, Buyer, Seller, Principal and Existing Principal, rather than Lender, shall bear the burden of proof on the issue of the time at which an act or event first occurred or an obligation first arose, which is the subject of claimed liability under any of the Loan Documents. Seller and Existing Principal hereby ratify, affirm and reaffirm their respective liability and obligations under the Loan Documents for acts, events and obligations arising prior to the Closing and acknowledge and agree that such liability and obligations shall remain in full force and effect after the Closing.

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11.             RELEASE OF LENDER. Each of Seller and Existing Principal, for itself and for its agents, employees, representatives, officers, directors, general partners, limited partners, members, shareholders, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, servants, attorneys, successors and assigns (collectively, the “Seller Releasing Parties”) jointly and severally release and forever discharge Lender and its successors, assigns, partners, directors, officers, employees, agents, attorneys, administrators, trustees, subsidiaries, affiliates, beneficiaries, shareholders and representatives from all liabilities, obligations, costs, expenses, claims and damages, at law or in equity, known or unknown, which any of the Seller Releasing Parties may now or hereafter hold or claim to hold under common law, statutory right or otherwise, arising in any manner out of, or relating to, any matters of any kind or nature whatsoever occurring prior to the Closing in connection with the Property, the Loan, any of the Loan Documents or any of the documents, instruments or any other transactions relating thereto or the transactions contemplated thereby or hereby. Without limiting the generality of the foregoing, this release shall include the following matters: (a) all aspects of this Agreement and the Loan Documents, any negotiations, demands or requests with respect hereto or thereto, and (b) Lender’s exercise or attempts to exercise any of its rights under this Agreement or any of the Loan Documents, at law or in equity, but excluding any claims or causes of action which Seller or Existing Principal may have in connection with Lender's failure to comply with the terms of this Agreement. The Seller Releasing Parties agree that this release is a full, final and complete release and that it may be pleaded as an absolute bar to any or all suit or suits pending or which may thereafter be filed or prosecuted by any of the Seller Releasing Parties, or anyone claiming by, through or under any of the Seller Releasing Parties arising out of, or relating to, any matters of any kind or nature whatsoever occurring prior to the Closing in connection with the Property, the Loan, any of the Loan Documents, or any of the documents, instruments or any other transactions relating thereto or the transactions contemplated thereby or hereby; provided however that in no event shall any provision of this Paragraph 11 be considered a release of liability for Lender's failure to comply with the terms of this Agreement. The Seller Releasing Parties agree that this release is binding upon each of them and their respective agents, employees, representatives, officers, directors, general partners, limited partners, members, shareholders, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys.

Each of Buyer and Principal, for itself and for its agents, employees, representatives, officers, directors, general partners, limited partners, members, shareholders, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, servants, attorneys, successors and assigns (collectively, the “Buyer Releasing Parties”) jointly and severally release and forever discharge Lender and its successors, assigns, partners, directors, officers, employees, agents, attorneys, administrators, trustees, subsidiaries, affiliates, beneficiaries, shareholders and representatives from all liabilities, obligations, costs, expenses, claims and damages, at law or in equity, known or unknown, which any of the Buyer Releasing Parties may now or hereafter hold or claim to hold under common law, statutory right or otherwise arising out of, or relating to, any matters of any kind or nature whatsoever occurring prior to the Closing in connection with the Loan, the Loan Documents, the Property, this Agreement or the transactions contemplated hereby or thereby. The Buyer Releasing Parties agree that this release is a full, final and complete release and that it may be pleaded as an absolute bar to any or all suit or suits pending or which may thereafter be filed or prosecuted by any of the Buyer Releasing Parties, or anyone claiming by, through or under any of the Buyer Releasing Parties arising out of, or relating to, any matters of any kind or nature whatsoever occurring prior to the Closing in connection with the Loan, the Loan Documents, the Property, this Agreement or the transactions contemplated hereby or thereby. The Buyer Releasing Parties agree that this release is binding upon each of them and their respective agents, employees, representatives, officers, directors, general partners, limited partners, members, shareholders, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys.

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12.             REFERENCES IN THE LOAN DOCUMENTS. Seller, Existing Principal, Buyer, Principal and Lender acknowledge and agree that, without limiting any provision of any New Loan Document or other Loan Document, from and after the date of this Agreement, (a) the term “Borrower”, “Grantor” and/or “Assignor” contained in the Assumed Loan Documents shall be deemed to refer to Buyer, (b) to the extent any Loan Document is assumed by Buyer, any reference to “Borrower”, “Grantor” and/or “Assignor” executing and/or delivering such document shall be deemed to be a reference to Buyer executing and/or delivering such document, or assuming the obligations of “Borrower”, “Grantor” and/or “Assignor”, as the case may be, under such document, (c) to the extent any Loan Document (i) contemplates the execution and/or delivery of any other document or agreement, or the taking (or not taking) of any action, by “Borrower”, “Grantor” and/or “Assignor”, as the case may be, as an inducement for Lender to “make the Loan” or “enter into this Agreement” (or similar phrase), for purposes of the execution and/or delivery of any such document or agreement, or the taking or not taking of any such action, by Buyer, such execution, delivery, action or inaction on the part of Buyer shall be an inducement for Lender to “consent to the assumption of the Loan” by Buyer or (ii) recites that “PNC”, “Secured Party”, “Lender”, “Grantee”, “Beneficiary” and/or “Assignee”, as the case may be, has relied upon any representation or warranty made, or any waiver given, to it by “Borrower”, “Grantor” and/or “Assignor”, as the case may be, or upon any specified state of facts or circumstances related to “Borrower”, “Grantor” and/or “Assignor”, as the case may be, in agreeing to “make the Loan” or “enter into this Agreement” (or similar phrase), for the purposes of Lender’s reliance upon Buyer’s restatement, ratification and confirmation of such representations, warranties and waivers pursuant to Section 13 below, or upon any specified state of facts or circumstances related to Buyer, such reliance has been made by Lender in consenting to the assumption of the Loan by Buyer, (d) the term “Guarantor” contained in the Assumed Loan Documents shall be deemed to refer to Principal, (e) each reference to “Environmental Indemnity” in the Assumed Loan Documents shall be deemed to include the New Environmental Indemnity, as amended, restated, supplemented or otherwise modified from time to time, (f) each reference to “Guaranty” in the Assumed Loan Documents shall be deemed to include the New Guaranty, as amended, restated, supplemented or otherwise modified from time to time. References in any Loan Document to the Security Instrument, the Note or any other Loan Document amended or modified by this Agreement shall be deemed to refer to such Loan Document as so amended or modified and as further amended, restated, supplemented or otherwise modified from time to time, and (g) each reference to “Manager” and “Management Agreement” in any Loan Document shall be deemed to refer to the Property Manager and New Property Management Agreement, respectively. This Agreement and the other New Loan Documents are each hereby deemed a “Loan Document” for all purposes under the Assumed Loan Documents. Seller and Existing Principal acknowledge and agree that nothing in this Section 12 shall negate or affect their respective liability under the Loan Documents except as otherwise expressly set forth in Paragraph 10.

13.             RATIFICATION AND CONFIRMATION OF THE LOAN. Buyer and Principal agree to perform each and every obligation under the Assumed Loan Documents applicable to it, as specifically modified by this Agreement, in accordance with their respective terms and conditions, and any other loan documents executed by it on or about the date of this Agreement for the purpose of evidencing, securing or otherwise relating to the Loan (this Agreement and such other documents, collectively, the “New Loan Documents”) in accordance with their respective terms and conditions. Buyer and Principal ratify, affirm, reaffirm, acknowledge, confirm and agree that the Assumed Loan Documents, as specifically modified or affected by this Agreement, remain in full force and effect and, together with any New Loan Documents, represent legal, valid and binding obligations of Buyer and Principal, as applicable, enforceable against Buyer and Principal, as applicable, in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally or general principles of equity. Buyer hereby restates, ratifies and confirms, as of the date hereof, each of the representations, warranties and waivers of Seller under the Assumed Loan Documents as if fully set forth herein; provided, however, it is acknowledged and agreed that (x) for the purpose of the foregoing restatement, ratification and confirmation all

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representations and warranties in such Assumed Loan Documents that pertain to Seller, shall be deemed to pertain to Buyer, excluding (i) those personal to Seller and (ii) regarding Seller’s location of formation and/or place of business and (y) certain representations that were made as of the date of the funding of the Loan may no longer be correct by virtue of the passage of time or actions not in violation of the Loan Agreement. Buyer and Principal agree that this Agreement does not diminish, impair, release or relinquish the liens, powers, titles, security interests and rights securing or guaranteeing payment of the Loan, including the validity or first priority of the liens and security interests encumbering the Property granted Lender by the Assumed Loan Documents and the New Loan Documents.

14.             NONWAIVER. The parties hereto acknowledge and agree that (a) any performance or non-performance of the Loan Documents prior to the date of this Agreement or Closing does not affect or diminish Lender’s ability to require future compliance with the Loan Documents, and (b) in the future, Lender will require strict compliance with and performance of the Loan Documents. Nothing contained herein shall be construed as a waiver of any of Lender’s rights or remedies with respect to any default under this Agreement, any of the other New Loan Documents or any other Loan Document.

15.             COMPLIANCE WITH INTEREST LAW. It is the intention of the parties hereto to conform strictly to any present or future law which has application to the interest and other charges under the Loan Documents (the “Interest Law”). Accordingly, notwithstanding anything to the contrary in the Loan Documents, the parties hereto agree that the aggregate amount of all interest or other charges taken, reserved, contracted for, charged or received under the Loan Documents or otherwise in connection with the Loan shall under no circumstances exceed the maximum amount of interest allowed by the Interest Law. If any excess interest is provided for in the Loan Documents, then any such excess shall be deemed a mistake and canceled automatically and, if theretofore paid, shall be credited against the indebtedness evidenced and secured by the Loan Documents (the “Indebtedness”) (or if the Indebtedness shall have been paid in full, refunded by Lender), and the effective rate of interest under the Loan Documents shall be automatically reduced to the maximum effective contract rate of interest that Lender may from time to time legally charge under the then applicable Interest Law with respect to the Loan. To the extent permitted by the applicable Interest Law, all sums paid or agreed to be paid to Lender for the use, forbearance or detention of the Indebtedness shall be amortized, prorated, allocated and spread throughout the full term of the Loan.

16.             FURTHER ASSURANCES. Seller and Existing Principal each agree to do any act or execute any additional documents reasonably required by Lender, from time to time, to correct errors in the documenting of the Transfer and Assumption, to effectuate the purposes of this Agreement or to better assure, convey, assign, transfer, perfect or confirm unto Lender the property and rights intended to be given it in the Loan Documents (as modified by this Agreement), this Agreement and the other New Loan Documents. Buyer and Principal each agree to do any act or execute any additional documents reasonably required by Lender, from time to time, to correct errors in the documenting of the Transactions to effectuate the purposes of this Agreement or to better assure, convey, assign, transfer, perfect or confirm unto Lender the property and rights intended to be given it in the Assumed Loan Documents (as modified by this Agreement), this Agreement and the other New Loan Documents.

17.             LIABILITY. If any party hereto consists of more than one person or entity, the obligations and liabilities of each such person or entity hereunder shall be joint and several. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, estates, legal representatives (acting on behalf of such party or its estate), successors and assigns forever. The liability of Buyer and Principal hereunder shall be subject, in all cases, to the provisions of Section 11.3 of the Loan Agreement.

18.             SEVERABILITY. If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such term, covenant or condition and the validity or enforceability of the remaining terms, covenants or conditions shall not in any way be affected.

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19.             APPLICABLE LAW; JURISDICTION. This Agreement shall be governed and construed in accordance with the laws of the State of Alabama. The parties hereto submit to personal jurisdiction in the state courts located in said state and the federal courts of the United States of America located in said state for the enforcement of any obligations hereunder and waive any and all personal rights under the law of any other state to object to jurisdiction within such state for the purposes of any action, suit, proceeding or litigation to enforce such obligations.

20.             DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Agreement (including pronouns) shall include the corresponding masculine, feminine or neuter forms, and the singular form of such words shall include the plural and vice versa. The words “included”, “includes” and “including” shall each be deemed to be followed by the phrase, “without limitation.” The words “herein”, “hereby”, “hereof”, and “hereunder” shall each be deemed to refer to this entire Agreement and not to any particular paragraph, article or section hereof. Notwithstanding the foregoing, if any law is amended so as to broaden the meaning of any term defined in it, such broader meaning shall apply subsequent to the effective date of such amendment. Where a defined term derives its meaning from a statutory reference, any regulatory definition is broader than the statutory reference and any reference or citation to a statute or regulation shall be deemed to include any amendments to that statute or regulation and judicial and administrative interpretations of it.

21.             SOLE DISCRETION OF LENDER. Wherever pursuant to this Agreement, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, Lender’s decision to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

22.             HEADINGS, ETC. The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

23.             COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

24.             INTEGRATION, SURVIVAL. This Agreement, the other New Loan Documents, and the Loan Documents, as modified hereby, embody the entire agreement by and between the parties hereto with respect to the Loan, and any and all prior correspondence, discussions or negotiations are deemed merged therein. Except as otherwise specifically provided herein, all obligations of any party contained in this Agreement, the other New Loan Documents or the Loan Documents, as modified hereby, shall survive the Closing, and Lender hereby preserves all of its rights against all persons or entities and all collateral securing the Loan, including, without limitation, the Property.

25.             NO ORAL CHANGE. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of any party hereto, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought. In addition, nothing contained in any document submitted for Lender’s review, including, without limitation any organizational documents of Buyer, Principal or any of their general partners, managers/members or officers, shall modify, amend, waive, extend, change, discharge or terminate any term or provision of the Assumed Loan Documents or constitute Lender’s consent to any matter in the Assumed Loan Documents requiring Lender’s consent unless and until such time, if any, as an agreement specifically allowing such modification, amendment, waiver, extension, change discharge or termination or consenting to such matter has been executed in writing by Lender.

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26.             NOTICES. Except as otherwise specified herein, any notice, consent, request or other communication required or permitted hereunder shall be in writing and shall be deemed properly given if delivered in accordance with the notice requirements contained in the Loan Documents using the address for a party hereto set forth at the top of the first page of this Agreement. Any notices or other communications required or permitted under the Loan Documents shall be provided in accordance with the requirements therefor as set forth in the Loan Documents; provided, however, that from and after the date hereof the addresses of Lender and Buyer (identified as “Borrower” in the Security Instrument), shall, subject to change as provided in the Loan Documents, be as set forth at the top of the first page of this Agreement.

27.             WAIVER OF JURY TRIAL. THE PARTIES HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THE LOAN OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE OTHER NEW LOAN DOCUMENTS, OR THE LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER’S CONSENT TO THE TRANSACTIONS. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

28.             INSURANCE. At all times, Buyer shall comply with all terms of the Assumed Loan Documents, including without limitation, the insurance requirements of the Security Instrument. Although Lender may accept certain evidence of insurance for purposes of closing the Transactions, Lender or its servicer may at any time and from time to time request additional insurance information from Buyer to ensure or monitor Buyer’s compliance with the insurance provisions of the Security Instrument and may request that Buyer provide such coverages as Lender or its servicer may require consistent with the terms of the Security Instrument. By entering into this Agreement, Lender specifically does not waive or modify any of the insurance requirements under the Security Instrument nor any of the remedies provided therein for failure to secure such required insurance coverage.

29.             IMPOUND ACCOUNTS. Seller hereby assigns (effective as of the Closing) to the Buyer, its successors and assigns, all of its rights, title and interest in and to the reserve accounts, impound accounts and/or escrow deposits which have been established with Lender for the payment of taxes, assessments, repairs and replacements, production of financial reports, tenant rollover, tenant improvements and/or insurance, and Lender is hereby released from any further responsibility to the Seller in connection with such accounts.

30.             ANTI-MONEY LAUNDERING PROVISIONS.

(a)	For purposes of this Section 30:
(i)	"Advances" shall mean any and all disbursement of proceeds of the Loan funded by Lender to or for the benefit of Buyer in accordance with the terms and conditions set forth in the Loan Documents; provided, that Lender has no further obligation to so disburse any such proceeds.
(ii)	“Anti-Terrorism Laws” shall mean any Laws relating to terrorism, trade sanctions programs and embargoes, import/export licensing, money laundering or bribery, and any regulation, order, or directive promulgated, issued or enforced pursuant to such Laws, all as amended, supplemented or replaced from time to time.
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(iii)	"Collateral" shall mean all real property and personal property now or hereafter securing the Loan, including, without limitation, the "Property” (as defined in the Security Instrument).
(iv)	“Covered Entity” shall mean (a) Buyer, each of Buyer’s subsidiaries, all guarantors under the Loan and all pledgors of Collateral and (b) each Person that, directly or indirectly, is in control of a Person described in clause (a) above (other than the owners of the publicly traded shares of Principal). For purposes of this definition, control of a Person shall mean the direct or indirect (x) ownership of, or power to vote, twenty-five percent (25%) or more of the issued and outstanding equity interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for such Person, or (y) power to direct or cause the direction of the management and policies of such Person whether by ownership of equity interests, contract or otherwise.
(v)	"Governmental Body” shall mean any nation or government, any state or other political subdivision thereof or any entity, authority, agency, division or department exercising the executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to a government (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including, without limitation, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing).
(vi)	“Law(s)” shall mean any law(s) (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, issued guidance, release, ruling, order, executive order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award of or any settlement arrangement, by agreement, consent or otherwise, with any Governmental Body, foreign or domestic.
(vii)	“Reportable Compliance Event” shall mean that any Covered Entity becomes a Sanctioned Person, or is charged by indictment, criminal complaint or similar charging instrument, arraigned, or custodially detained in connection with any Anti-Terrorism Law or any predicate crime to any Anti-Terrorism Law, or has knowledge of facts or circumstances to the effect that it is reasonably likely that any aspect of its operations is in actual or probable violation of any Anti-Terrorism Law.
(viii)	“Sanctioned Country” shall mean a country subject to a sanctions program maintained under any Anti-Terrorism Law.
(ix)	“Sanctioned Person” shall mean any individual person, group, regime, entity or thing listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person, group, regime, entity or thing, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejection of transactions), under any Anti-Terrorism Law.
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(b)	Buyer and Principal hereby warrant and represent to Lender that no Covered Entity is a Sanctioned Person, and that no Covered Entity, either in its own right or through any third party, (i) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (ii) does business in or with, or derives any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; or (iii) engages in any dealings or transactions prohibited by any Anti-Terrorism Law.
(c)	Buyer and Principal hereby covenant and agree with Lender that no Covered Entity will become a Sanctioned Person, and that no Covered Entity, either in its own right or through any third party, will (i) have any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (ii) do business in or with, or derive any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; (iii) engage in any dealings or transactions prohibited by any Anti-Terrorism Law; or (iv) use the Advances to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law. Buyer and Principal hereby further covenant and agree with Lender that the funds used to repay the Obligations will not be derived from any unlawful activity, and that each Covered Entity shall comply with all Anti-Terrorism Laws. Buyer covenants and agrees with Lender that Buyer shall promptly notify Lender in writing upon the occurrence of a Reportable Compliance Event.
(d)	It shall be an Event of Default under the Assumed Loan Documents if (i) any representation or warranty contained in Section 30(b) above is or becomes false or misleading at any time, or (ii) any covenant or agreement of Buyer or Principal contained in Section 30(c) above is breached by Buyer or Principal, and, notwithstanding any provision to the contrary contained in any of the other Loan Documents, neither Buyer nor Principal shall be entitled to (x) any notice of any such false or misleading warranty or representation or of any breach of any such covenant or agreement, nor to (y) any grace period or any cure right with respect to any such false or misleading warranty or representation or any breach of any such covenant or agreement.
(e)	If and to the extent that any of the other Loan Documents contain any anti-money laundering provisions, same are hereby deleted and shall be deemed to be replaced by the terms and provisions set forth in this Section 30.

31.             AMENDMENTS TO LOAN AGREEMENT. The following amendments to the Loan Agreement shall be effective as of the date of Closing:

(a)	Exhibit B of the Loan Agreement is hereby amended by deleting Exhibit B set forth therein in its entirety and inserting in lieu thereof Exhibit "B" attached hereto.
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(b)	Section 1.1 of the Loan Agreement is hereby amended by added the defined term “Consent Agreement”.

“Consent Agreement” shall mean that certain Consent and Assumption Agreement with Limited Release entered into as of March ___, 2015 among KRG Athens Eastside, LLC, a Delaware limited liability company, Kite Realty Group, L.P., a Delaware limited partnership, IREIT Athens Eastside, L.L.C., a Delaware limited liability company, Inland Real Estate Income Trust, Inc., a Maryland corporation, and Lender.

(c)	Section 1.1 of the Loan Agreement is hereby amended by adding the defined term "IREIT":

"IREIT" shall mean INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation."

(d)	Section 1.1 of the Loan Agreement is hereby amended by deleting the defined term “Identified Affiliate” and inserting in lieu thereof the following:

“Identified Affiliate” shall mean (i) Inland Real Estate Corporation, a Maryland corporation, (ii) Inland Real Estate Investment Corporation, a Delaware corporation, (iii) Retail Properties of America (formerly Inland Western Retail Real Estate Trust, Inc.), a Maryland corporation, (iv) IREIT, (v) Inland American Real Estate Trust, Inc., a Maryland corporation, (vi) any other real estate investment trust sponsored by Inland Real Estate Investment Corporation, or (vii) any other entity composed entirely of any of the foregoing, by merger or other business combination.

(e)	Section 1.1 of the Loan Agreement is hereby amended by deleting the defined term “Management Agreement” and inserting in lieu thereof the following:

“Management Agreement” shall mean that certain Real Estate Management Agreement dated March ___, 2015 entered into by and between Borrower and Manager, pursuant ot which Manager is to provide management and other services with respect to the Property, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time in accordance with the terms and conditions of this Agreement.

(f)	Section 1.1 of the Loan Agreement is hereby amended by deleting the defined term “Manager” and inserting in lieu thereof the following:

“Manager” shall mean Inland National Real Estate Services, LLC, a Delaware limited liability company.

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(g)	Section 1.1 of the Loan Agreement is hereby amended by deleting the defined term "Permitted Transfer" and inserting in lieu thereof the following:

“Permitted Transfer” shall mean any of the following: (a) any transfer, directly as a result of the death of a natural person, of stock, membership interests, partnership interests or other ownership interests previously held by the decedent in question to the Person or Persons lawfully entitled thereto and (b) any transfer, directly as a result of the legal incapacity of a natural person, of stock, membership interests, partnership interests or other ownership interests previously held by such natural person to the Person or Persons lawfully entitled thereto, (c) any public issuance of interests in IREIT, (d) any private sale or transfer of non-controlling interests in IREIT through a transaction brokered by a FINRA licensed broker dealer not affiliated with IREIT, or (e) issuances of membership interests in Manager to employees or other Persons affiliated with The Inland Group of Companies, Inc. or Manager pursuant to employee compensation programs."

(h)	Each reference in the definition of “Restricted Party” set forth in Section 1.1 of the Loan Agreement to “IDIV” hereby is deleted and in lieu thereof is substituted “IREIT”.
(i)	Section 1.1 of the Loan Agreement is hereby amended by deleting the following defined terms in such Section: "Kite OP", "Kite Specific Change of Control", "KRG" and "REIT".
(j)	Article VI of the Loan Agreement is hereby amended by deleting the existing Section 6.3 (which previously read “Intentionally Deleted”) in its entirety and substituting in lieu thereof the following:

"6.3 Permitted Affiliate Transfers. Notwithstanding Section 6.1 hereof, at any time other than the period commencing thirty (30) days prior to a Securitization and ending thirty (30) days after a Securitization, Lender shall not withhold its consent to a Transfer of the entire Property or all of the outstanding ownership interests in Borrower in a single transaction to one newly-formed Special Purpose Entity which shall be a wholly-owned subsidiary of IREIT (“Permitted Affiliate Transferee”) which shall be approved by Lender in its reasonable discretion (“Permitted Affiliate Transfer”), provided (1) no Event of Default shall have occurred and be continuing, (2) the creditworthiness of IREIT, as applicable, has not deteriorated, in the sole discretion of Lender, from the date of the Consent Agreement to the date of the proposed Transfer, (3) Borrower shall have paid all reasonable and customary third party expenses (including reasonable attorneys’ fees and disbursements) actually incurred by Lender in connection with such Transfer (but not any assumption or processing fee), and (4) Permitted Affiliate Transferee shall assume all of the obligations of Borrower under the Loan Documents in a manner satisfactory to Lender in all respects, including, without limitation, by entering into an assumption agreement in form and substance reasonably satisfactory to Lender.

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(k)	Article VI of the Loan Agreement is hereby amended by deleting the existing Section 6.5 (which previously read “Intentionally Deleted”) in its entirety and substituting in lieu thereof the following:

"6.5 Transfers to Identified Affiliates. Notwithstanding Section 6.1 hereof at any time after other than during the period that is thirty (30) days prior to and thirty (30) days after a Securitization, Lender shall not withhold its consent to a Transfer of all of the outstanding ownership interests in Borrower in a single transaction to an Identified Affiliate, provided that Lender receives thirty (30) days’ prior written notice of such Transfer and further provided that the following additional requirements are satisfied:

(a) Borrower shall deliver confirmation in writing from the Rating Agencies that such proposed Transfer will not cause a downgrading, withdrawal, reduction or qualification of the ratings in effect immediately prior to such Transfer for the Securities, or any class thereof, issued in connection with a Securitization which are then outstanding;

(b) The Identified Affiliate shall, as of the date of such transfer, have (1) no greater than 60% leverage and an aggregate net worth and liquidity not worse than the net worth and liquidity of IREIT as of the date hereof (all as calculated by Lender in its discretion and in a manner consistent with determinations made in connection with the closing of the Loan) or (2) leverage, an aggregate net worth and liquidity otherwise reasonably acceptable to Lender (all as calculated by Lender in its discretion and in a manner consistent with determinations made in connection with the closing of the Loan);

(c) The Identified Affiliate and all other entities which may be owned or Controlled directly or indirectly by the Identified Affiliate (“Identified Affiliate Related Entities”) must not have been party to any bankruptcy proceedings, voluntary or involuntary, made an assignment for the benefit of creditors or taken advantage of any insolvency act, or any act for the benefit of debtors within seven (7) years prior to the date of the proposed Transfer;

(d) There shall be no material litigation or regulatory action pending or threatened against the Identified Affiliate or Identified Affiliate Related Entities which is not reasonably acceptable to Lender;

(e) The Property shall continue to be managed by Manager or be managed by a Qualified Manager pursuant to a Replacement Management Agreement;

(f) No Event of Default shall have occurred and be continuing and no Default or Event of Default shall otherwise occur as a result of such Transfer;

(g) The Identified Affiliate, at its sole cost and expense, shall deliver opinions regarding existence, authority and enforceability, which opinions may be relied upon by Lender, the Rating Agencies and their respective counsel, agents and representatives with respect to the proposed transaction;

(h) The Identified Affiliate shall deliver (A) all organizational documentation reasonably requested by Lender, which shall be reasonably acceptable to Lender, and (B) all certificates, agreements and covenants reasonably required by Lender;

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(i) Prior to any release of Guarantor, the Identified Affiliate shall have (1) provided evidence that such Identified Affiliate has no greater than 60% leverage and current net worth and liquidity equal to or exceeding the net worth and liquidity of IREIT as of the date of the Consent Agreement (all as calculated by Lender in its discretion and in a manner consistent with determinations made in connection with the closing of the Loan) and (2) assumed all of the liabilities and obligations of Guarantor under the Guaranty and Environmental Indemnity (if any) executed by Guarantor or execute a replacement guaranty and environmental indemnity (if applicable) reasonably satisfactory to Lender; and

(j) Borrower shall pay all of Lender’s reasonable and customary third-party expenses (including reasonable attorneys’ fees and disbursements) actually incurred by Lender in connection with such Transfer and a processing fee equal to $5,000 and all expenses of the Rating Agencies (if any) pursuant to clause (a) above."

(l)	Article VI of the Loan Agreement is hereby amended by deleting the existing Section 6.6 (which previously read “Intentionally Deleted”) in its entirety and substituting in lieu thereof the following:

"6.6 Merger of IREIT and Identified Affiliate. Notwithstanding Section 6.1 hereof, Lender’s consent shall not be required with respect to the merger of IREIT with any other Identified Affiliate; provided that: (i) Lender shall receive not less than thirty (30) days prior written notice of any such proposed merger, (ii) no Event of Default shall have occurred and be continuing, (iii) the entity surviving such merger shall have no greater than 60% leverage, (iv) the net worth and liquidity of the entity surviving such merger shall equal or exceed the net worth and liquidity of IREIT immediately prior to such merger (all as calculated by Lender in its discretion and in a manner consistent with determinations made in connection with the closing of the Loan), and (v) immediately following such merger, the entity surviving the merger shall be publicly registered with the Securities and Exchange Commission."

(m)	Article VI of the Loan Agreement is hereby amended by deleting the existing Section 6.7 (which previously read “Intentionally Deleted”) in its entirety and substituting in lieu thereof the following:

"6.7 IREIT Acquisitions. Notwithstanding Section 6.1 hereof, at any time other than during the period that is thirty (30) days prior to and thirty (30) days after a Securitization, Lender’s consent shall not be required in connection with the acquisition by IREIT of any entity whether by merger, stock purchase, asset purchase or any other manner; provided that: (i) Lender shall receive not less than thirty (30) days prior written notice of any such proposed transaction, (ii) no Event of Default shall have occurred and be continuing, (iii) IREIT is the surviving entity following such a transaction, (iv) IREIT has no greater than 60% leverage (all as calculated by Lender in its discretion and in a manner consistent with determinations made in connection with the closing of the Loan), and (v) the net worth and liquidity of IREIT after the transaction shall equal or exceed the net worth and liquidity of IREIT immediately prior to such a transaction (all as calculated by Lender in its discretion and in a manner consistent with determinations made in connection with the closing of the Loan)."

(n)	Article VI of the Loan Agreement is hereby amended by deleting the existing Section 6.8 (which previously read “Intentionally Deleted”) in its entirety and substituting in lieu thereof the following:
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"6.8 Transfers of the Property to a JV Transferee. Notwithstanding Section 6.1 hereof, at any time other than the period that is thirty (30) days prior to and thirty (30) days after a Securitization, Lender shall not withhold its consent to, and shall not charge an assumption fee in connection, with a Transfer by IREIT of one hundred percent (100%) of the membership interests in Borrower to a joint venture in which IREIT owns at least twenty-five percent (25%) of the stock, partnership interests or membership interests (“JV Transferee”), provided that (i) Lender receives at least thirty (30) days’ prior written notice of such Transfer, (ii) no Event of Default shall have occurred and be continuing at the time of such written notice or the Transfer, (iii) IREIT maintains operational and managerial control of the JV Transferee, (iv) IREIT continues to be Guarantor, (v) IREIT’s partner in the JV Transferee (the “JV Partner”) or the JV Partner’s parent entity shall have at least $350,000,000.00 in assets, (vi) the JV Partner or the JV Partner’s parent entity shall have a net worth of at least $175,000,000.00; (vii) neither the JV Partner nor any of its Affiliates shall have been a party to any bankruptcy proceedings, voluntary or involuntary, made an assignment for the benefit of creditors or taken advantage of any insolvency act, or any act for the benefit of debtors within seven (7) years prior to the date of the proposed Transfer, and (viii) Borrower shall pay all of Lender’s reasonable and customary third-party expenses (including reasonable attorneys’ fees and disbursements) actually incurred by Lender in connection with such Transfer and a processing fee equal to $5,000."

32.             AMENDMENTS TO SECURITY INSTRUMENT. The following amendments to the Security Instrument shall be effective as of the date of Closing:

(a) Section 1.03 of the Security Instrument is hereby amended by deleting the name and address for “Debtor” set forth therein and inserting in lieu thereof the following name and address:
(ii) Debtor Name and Address:	IREIT ATHENS EASTSIDE, L.L.C. 2901 Butterfield Road, Oak Brook, IL 60523
Debtor Organizational Identification No.:	5620517

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives under seal as of the day, month and year first above written.

SELLER:

KRG ATHENS EASTSIDE, LLC, a Delaware limited liability company f/k/a INLAND DIVERSIFIED ATHENS EASTSIDE, L.L.C., a Delaware limited liability company

By:

Name:

Title:

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ACKNOWLEDGMENTS

STATE OF )

COUNTY OF )

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that ______________________________________, whose name as __________________ _____________________________ of KRG ATHENS EASTSIDE, LLC, a Delaware limited liability company f/k/a INLAND DIVERSIFIED ATHENS EASTSIDE, L.L.C., a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of such instrument, s/he, as such ______________________ and with full authority, executed the same voluntarily for and as the act of said limited liability company.

Given under my hand and seal, this _______ day of ___________, 20___.

NOTARY PUBLIC

                                    [NOTARY SEAL]           My Commission Expires:

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EXISTING PRINCIPAL:

KITE REALTY GROUP, L.P., a Delaware limited partnership

By:   Kite Realty Group Trust, a Maryland real estate investment trust, general partner

By:_________________________

Daniel R. Sink

Executive Vice President and Chief Financial Officer

[signatures continue on next page]

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ACKNOWLEDGMENTS

STATE OF )

COUNTY OF )

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Daniel R. Sink, whose name as Executive Vice President and Chief Financial Officer of Kite Realty Group Trust, a Maryland real estate investment trust, general partner of KITE REALTY GROUP, L.P., a Delaware limited partnership, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of such instrument, s/he, as such Executive Vice President and Chief Financial Officer and with full authority, executed the same voluntarily for and as the act of the corporation on behalf of said limited liability company.

Given under my hand and seal, this _______ day of ___________, 20___.

NOTARY PUBLIC

                         [NOTARY SEAL]                      My Commission Expires:

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BUYER:

IREIT ATHENS EASTSIDE, L.L.C., a Delaware limited liability company

By: Inland Real Estate Income Trust, Inc., a Delaware limited liability company, its sole member

By:
Name:
Title: Authorized Signatory

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ACKNOWLEDGMENTS

STATE OF )

COUNTY OF )

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that ______________________________________, whose name as __________________ _____________________________ of Inland Real Estate Income Trust, Inc., a Delaware limited liability company, sole member of IREIT ATHENS EASTSIDE, L.L.C., a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of such instrument, s/he, as such ______________________ and with full authority, executed the same voluntarily for and as the act of said limited liability company.

Given under my hand and seal, this _______ day of ___________, 20___.

NOTARY PUBLIC

                          [NOTARY SEAL]                     My Commission Expires:

30

PRINCIPAL:

INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation

By:	Name: Title:
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ACKNOWLEDGMENTS

STATE OF )

COUNTY OF )

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Daniel R. Sink, whose name as _________________ of INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation, a Maryland corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of such instrument, s/he, as such __________________ and with full authority, executed the same voluntarily for and as the act of the corporation.

Given under my hand and seal, this _______ day of ___________, 20___.

NOTARY PUBLIC

                         [NOTARY SEAL]                      My Commission Expires:

[signatures continue on next page]

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LENDER:
PNC Bank, National Association By: Name: Title:

33

ACKNOWLEDGMENTS

STATE OF )

COUNTY OF )

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that ______________________________________, whose name as __________________ _____________________________ of PNC Bank, National Association, a national banking association, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of such instrument, s/he, as such ______________________ and with full authority, executed the same voluntarily for and as the act of said national banking association.

Given under my hand and seal, this _______ day of ___________, 20___.

NOTARY PUBLIC

                               [NOTARY SEAL]                My Commission Expires:

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EXHIBIT “A”

Legal Description

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF LIMESTONE, STATE OF ALABAMA AND IS DESCRIBED AS FOLLOWS:

Parcel 1: Lot 3-A according to the Final Plat of Replat of Lot 3 of East Side Junction Plat Book "H", Page 104 recorded in the Office of the Judge of Probate of Limestone County, Alabama in Plat Book H at Page 130.

Parcel 2: Together with any and all rights under that certain Reciprocal Easement, Covenant and Restriction Agreement by and between EastSide Junction, LLC and Inland Diversified Athens Eastside, LLC dated March 31st , 2012, filed for record in the Office of the Judge of Probate of Limestone County, Alabama on April 5, 2012 and recorded therein in RLPY Book 2012 at Page 18254.

Parcel 3: Together with any and all rights under that certain Declaration of Easements and Covenants not to Compete dated executed by EastSide Junction, LLC dated August 10, 2006, filed for record in the Office of the Judge of Probate of Limestone County, Alabama on August 10, 2006, and recorded therein in RLPY Book 2006 at Page 52089.

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EXHIBIT “B”

Buyer Organizational Chart